Oppenheimer International Value Fund

Supplement dated September 21, 2016 to the
Prospectus and Statement of Additional Information

Important Notice Regarding Change in Investment Policy

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Value Fund (the “Fund”), each dated March 28, 2016, and is in addition to any other supplement(s).

Effective December 28, 2016:

1.	The Fund will change its name to “Oppenheimer International Equity Fund.” All references to “Oppenheimer International Value Fund” in the Prospectus and SAI are replaced by references to “Oppenheimer International Equity Fund.”

2.	The first paragraph in the section “Principal Investment Strategies” in the Prospectus is deleted and replaced by the following:

Principal Investment Strategies. The Fund invests mainly in common and preferred stocks of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund will invest in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies.

September 21, 2016	PS0254.041